Exhibit-23.1

                             Pinkham & Pinkham, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS


                         Report of Independent Auditors


         We consent to the incorporation by reference in this Registration Statement on Form S-8 to the Annual Report on Form 10-KSB of The Tirex Corporation for the year ended June 30, 2001.



                                       /s/ Pinkham & Pinkham, P.C.
                                       -----------------------------
                                       Pinkham & Pinkham, P.C.
                                       Certified Public Accountants

April 9, 2002
Cranford, New Jersey





514 Centennial Avenue, Cranford, N.J. 07016 Tel.: 908-653-1710 Fax: 908-653-1713


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